Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated income statements have been derived from the unaudited statement of operations of NYC Moda for the three months ended July 31, 2012, audited statement of operations of NYC Moda for the year ended April 30, 2012, the unaudited statement of operations of Inclusion for the three months ended August 31, 2012, the unaudited statement of operations of Inclusion for the period from May 2, 2011 (inception) to May 31, 2011, the unaudited statement of operations of Lotus International for the period ended August 31, 2012 and the audited statement of income and other comprehensive income of Jiangsu Xuefeng for the three months  ended August 31, 2012 and adjusts such information to give the effect as if the foregoing transactions occurred on June 1, 2012 and 2011 for the three months ended August 31, 2012 and for the year ended May 31, 2012, respectively.

The following unaudited pro forma consolidated balance sheet has been derived from the unaudited balance sheet of NYC Moda as of July 31, 2012, the unaudited balance sheet of Inclusion as of August 31, 2012, the unaudited balance sheet of Lotus International and the unaudited balance sheet of Jiangsu Xuefeng as of August 31, 2012 and adjusts such information to give the effect as if the foregoing transactions occurred on August 31, 2012.

Financial information for Baichuang Consulting has not been included since Baichuang Consulting did not have any assets or liabilities and, therefore, its omission would not materially change the pro forma.

All of the following financial statements are presented in U.S. dollars.

The pro forma does not give effect to the four for one stock split expected to occur in December 2012.

Unaudited Pro Forma Condensed Consolidated Income Statements
For the three months ended August31, 2012
(U.S. Dollars)

	NYC Moda Inc	Inclusion Business Ltd (BVI)	Lotus Internation (HK)	Jiangsu Xuefeng		Pro Forma Adjustments
	(A)	(B)	(C)	(D)		Debits		Credits	Pro Forma

Sales	$ -	$ -	$ -	$ 632,000		$ -		$ -	$ 632,000
Cost of Sales	-	-	-	85,357		-		-	85,357

Gross profit	-	-	-	546,643		-		-	546,643

Operating expenses
Selling and marketing	-			4,598		-		-	4,598
General and administrative	16,875		41	101,323	(I)	47,400	(H)	47,400	101,364
							(L)	16,875

Total operating expenses	16,875	-	41	105,921		47,400		64,275	105,962

Other Income
Interest income	-	-	-	1,495		-		-	1,495
Lotus consulting fee	-	-	-	-	(H)	47,400	(I)	47,400	-

Income (loss) before provision for income taxes	(16,875)	-	(41)	442,217		94,800		111,675	442,176
Provision for income taxes	-	-	-	110,554	(J)	11,850	(J)	11,850	110,554

Net income (loss) before noncontrolling interests	(16,875)	-	(41)	331,663		154,050	-	170,925	331,622
Noncontrolling interests	-	-	-	-		-	(K)	14,806	14,806

Net income (loss) attributable to controlling interests	$ (16,875)	$ -	$ (41)	$ 331,663		$ 154,050		$ 185,731	$ 283,066

Net income (loss) per share, basic and diluted	$ (0.00)								$ 0.03

Weighted average shares outstanding, basic and diluted	10,300,000	-	-	-					10,300,000

Unaudited Pro Forma Condensed Consolidated Income Statements
For the year ended May 31, 2012
(U.S. Dollars)

	NYC Moda Inc	Inclusion Business Ltd (BVI)	Lotus Internation (HK)	Jiangsu Xuefeng		Pro Forma Adjustments
	(A)	(B)	(C)	(D)		Debits		Credits	Pro Forma

Sales	$ -	$ -	$ -	$ 314,248		$ -		$ -	$ 314,248
Cost of Sales	-	-	-	21,495		-		-	21,495

Gross profit	-	-	-	292,753		-		-	292,753

Operating expenses
Selling and marketing	-	-	-	10,904		-		-	10,904
General and administrative	15,620	-	-	195,848	(I)	189,600	(H)	189,600	195,848
							(L)	15,620

Total operating expenses	15,620	-	-	206,752		189,600		205,220	206,752

Other income
Interest income	-	-	-	6,018		-		-	6,018
Lotus consulting fee	-	-	-	-	(H)	189,600	(I)	189,600	-

Income (loss) before provision for income taxes	(15,620)	-	-	92,019		-		(15,620)	60,779
Provision for income taxes	-	-	-	25,162	(J)	47,400	(J)	47,400	25,162

Net income (loss) before noncontrolling interests	(15,620)	-	-	66,857		47,400		31,780	66,857
Noncontrolling interests	-	-	-	-		-	(K)	(3,767)	(3,767)

Net income (loss) attributable to controlling interests	$ (15,620)	$ -	$ -	$ 66,857		$ -		$ (35,547)	$ 70,624

Net income (loss) per share, basic and diluted	$ (0.00)	$ -	$ -	$ -		$ -		$ -	$ 0.01

Weighted average shares outstanding, basic and diluted	10,300,000	-	-	-					10,300,000

Unaudited Pro Forma Consolidated Balance Sheet at August 31, 2012
(U.S. Dollars)

	NYC Moda Inc	Inclusion Business Ltd (BVI)	Lotus Internation (HK)	Jiangsu Xuefeng		Pro Forma Adjustments
ASSETS	(A)	(B)	(C)	(D)		Debits		Credits	Pro Forma

Current assets:
Cash	$ 2,079	$ -	$ 78,990	$ 4,536,525		$ -	( E )	600	4,616,994
Prepaid expenses and other current assets	985	-	-	4,109		-		-	5,094

Total current assets	3,064	-	78,990	4,540,634		-		600	4,622,088

Property, plant and equipment, net	-	-	-	29,020		-		-	29,020

Other assets:
Prepayment for acquisistion of land use right	-	-	-	788,500		-		-	788,500
Deferred income taxes	-	-	-	-		-		-	-

Total other assets	-	-	-	788,500		-		-	788,500

TOTAL ASSETS	$ 3,064	$ -	$ 78,990	$ 5,358,154		$ -		$ 600	$ 5,439,608

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Income taxes payable	$ -	$ -	$ -	$ 66,431		$ -		$ -	$ 66,431
Loans from stockholders	600	-	79,031	35,000	(E)	600		-	114,031
Accrued expenses and other payables	-	-		61,995		-		-	61,995

Total current liabilities	600	-	79,031	163,426	-	600	-	-	242,457

Stockholders' equity
Common stock, $.001 Par; 75,000,000 shares authorized; 10,300,000 shares issued and outstanding	10,300	50,000	10,000		(F)	50,000		-	10,300
					(F)	10,000		-
Less: subscriptions receivable	-	(50,000)	(10,000)			-	(F)	50,000
						-	(F)	10,000	-
Registered capital	-	-	-	4,677,144	(F)	4,443,287		-
					(K)	233,857		-	-
Additional paid-in capital	24,700	-	-		(G)	15,661
					(L)	16,875	(F)	4,443,287	4,435,451
Retained earnings(deficit)	(32,536)	-	(41)	281,868	(K)	14,093	(G)	15,661	267,734
							(L)	16,875
Statutory reserve fund	-			30,661	(K)	1,533		-	29,128
Other comprehensive income	-			205,055	(K)	10,253		-	194,802

Stockholders' equity before noncontrolling interests	2,464	-	(41)	5,194,728		4,795,559		4,535,823	4,937,415

Noncontrolling interests	-	-	-	-		-	(K)	259,736	259,736
									-
Total stockholders' equity	2,464	-	(41)	5,194,728		4,795,559		4,795,559	5,197,151

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$ 3,064	$ -	$ 78,990	$ 5,358,154		$ 4,796,159		$ 4,795,559	$ 5,439,608

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information:

On November 27, 2012, NYC Moda entered into a Share Exchange Agreement with Inclusion, a British Virgin Islands company, and its shareholders. Pursuant to the terms of the Share Exchange Agreement, NYC Moda acquired 100% of the issued and outstanding capital stock of Inclusion in exchange for the transfer of 7,895,000 shares of NYC Moda’s common stock, constituting 76.65%% of its issued and outstanding stock.  As a result of the Share Exchange, Inclusion became NYC Moda’s wholly-owned subsidiary.  NYC Moda assumes the business and operations of Jiangsu Xuefeng, which Inclusion controls through an entrusting agreement.

Assumptions and Adjustments:

(A)	Historical financial statements of NYC Moda as of July 31, 2012 and for the year ended April 30, 2012. Differences in value at July 31, 2012 and August 31, 2012 were immaterial.
(B)	Historical consolidated financial statements of Inclusion.
(C)	Historical financial statements of Lotus International.
(D)	Historical financial statements of Jiangsu Xuefeng.
(E)	Adjustments to reflect payment of liabilities by Inclusion prior to the reverse merger in accordance with the Share Exchange Agreement.
(F)
Adjustments to reflect Share Exchange in the reverse merger transaction.  On November 27, 2012, NYC Moda transferred 7,895,000 shares of common stock to Inclusion’s shareholders.  There were 10,300,000 shares of common stock outstanding after the Share Exchange transaction.

(G)	Adjustment to retained earnings to reflect the reverse merger.
(H)	Adjustments to reflect the consulting fee to be paid by Jiangsu Xuefeng to Baichuang Consulting per the VIE agreement.
(I)	Adjustments to reflect elimination of the intercompany consulting fee.
(J)	Adjustments to reflect the income tax effect of the consulting fee paid by Jiangsu Xuefeng to Baichuang Consulting per the VIE agreement.
(K)	Adjustment to record the noncontrolling interests.
(L)	Adjustment to operating expenses to reflect the reverse merger.